Exhibit 99.1

Contact:	Dennis Story	Cameron Smith
	Chief Financial Officer	Director, Corporate Communications
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6841
	dstory@manh.com	camsmith@manh.com

Manhattan Associates Reports Record Fourth Quarter and Full Year 2015 Performance

ATLANTA – February 2, 2016 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the fourth quarter ended December 31, 2015 of $0.39 compared to $0.30 in Q4 2014, on license revenue of $20.4 million and record total revenue of $141.4 million. GAAP diluted earnings per share for Q4 2015 was a record $0.36 compared to $0.27 in Q4 2014.

“We’re very pleased with our 2015 fourth quarter and full year financial results. This marks our 4th consecutive year of record revenue and earnings per share performance. Our associates continue to execute very well serving our customers and therefore delivering strong financial performance,” said Eddie Capel, Manhattan Associates President and CEO. “Demand for our omni-channel, store and distribution management solutions continues to be strong and we’re working hard to extend our market leadership position. Despite persistent global macro sluggishness, we are optimistic about our growth opportunities in 2016. We will continue to be a serial investor in innovation and focus on the customer to increase market share and improve our financial results.”

FOURTH QUARTER 2015 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.39 in Q4 2015, compared to $0.30 in Q4 2014.
•	GAAP diluted earnings per share was $0.36 in Q4 2015, compared to $0.27 in Q4 2014.
•	Consolidated total revenue was $141.4 million in Q4 2015, compared to $130.4 million in Q4 2014. License revenue was $20.4 million in Q4 2015, compared to $19.5 million in Q4 2014.

•	Adjusted operating income, a non-GAAP measure, was $43.1 million in Q4 2015, compared to $31.9 million in Q4 2014.
•	GAAP operating income was $39.5 million in Q4 2015, compared to $29.1 million in Q4 2014.
•	Cash flow from operations was $36.1 million in Q4 2015, compared to $40.4 million in Q4 2014. Days Sales Outstanding was 63 days at December 31, 2015, compared to 60 days at September 30, 2015.
•	Cash and investments totaled $128.8 million at December 31, 2015, compared to $119.1 million at September 30, 2015.
•

During the three months ended December 31, 2015, the Company repurchased 340,082 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $25.1 million. In January 2016, the Board of Directors approved raising the Company's share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

FULL YEAR 2015 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was a record $1.52 for the twelve months ended December 31, 2015, compared to $1.16 for the twelve months ended December 31, 2014.
•	GAAP diluted earnings per share for the twelve months ended December 31, 2015 was a record $1.40, compared to $1.08 for the twelve months ended December 31, 2014.
•

Consolidated revenue for the twelve months ended December 31, 2015 was a record $556.4 million, compared to $492.1 million for the twelve months ended December 31, 2014. License revenue was a record $78.6 million for the twelve months ended December 31, 2015, compared to $71.6 million for the twelve months ended December 31, 2014.

•	Adjusted operating income, a non-GAAP measure, was a record $176.4 million for the twelve months ended December 31, 2015, compared to $137.0 million for the twelve months ended December 31, 2014.
•	GAAP operating income was a record $161.4 million for the twelve months ended December 31, 2015, compared to $127.1 million for the twelve months ended December 31, 2014.
•	Cash flow from operations was a record $120.2 million in the twelve months ended December 31, 2015, compared to $94.2 million in the twelve months ended December 31, 2014.
•

During the twelve months ended December 31, 2015, the Company repurchased 1,721,457 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $101.6 million.

SALES ACHIEVEMENTS:

•	Recognized license revenue of $1.0 million or more on six contracts during Q4 2015.
•

Completed software license wins with new customers such as: Antalis, Biesheuvel Techniek (an IPH Group Company), Boston Scientific, Eddie Bauer, Eksmo, Fanatics, MVP Group, Nitori, Nortek, North Bay International, Riffle Machine Works, Selmec Equipos Industriales, The White Company, Value Drug.

•

Expanded relationships with existing customers such as: Ahold USA, BCBGMaxazria, Citizen Watch, Coach, Darice, David’s Bridal, DOME, Essilor of America, eStore Logistics, Federal Mogul, Fiskars, Floor and Décor, Groupe Dynamite, Harris Teeter, Heineken, Hot Topic, House of Fraser, Inter-Fab, Kane Warehousing, Keeco, Kiabi, Kuehne & Nagel, Kwik Trip, Lacoste, LC Industries, Lennox International, Maggy London, O'Reilly Automotive Stores, Petrovich, Pitt-Ohio, RedMart, Republic National Distributing Company, Samson, Schurman Fine Papers, Southern Wine & Spirits of America, Telebrands, The Honest Company, Tractor Supply, TwinMed, Under Armour, West Coast Distribution, Wineworks.

2016 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2016:

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on March 15, 2016, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2016 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of April 2016.

CONFERENCE CALL

The Company’s conference call regarding its fourth quarter and twelve months ended December 31, 2015 financial results will be held today, February 2, 2016, at 4:30 p.m. Eastern Standard Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates' website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 20771536 or via the web www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ first quarter 2016 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and twelve months ended December 31, 2015.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates makes commerce-ready supply chains that bring all points of commerce together so you’re ready to sell and ready to execute. Across the store, through your network or from your fulfillment center, we design, build and deliver market-leading solutions that support both top-line growth and bottom-line profitability. By converging front-end sales with back-end supply chain execution, our software, platform technology and unmatched experience help our customers get commerce ready—and ready to reap the rewards of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc.  Forward-looking statements in this press release include the information set forth under “2016 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, information security breaches and the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(unaudited)	(unaudited)
Revenue:
Software license	$20,413	$19,542	$78,615	$71,583
Services	106,982	97,073	428,078	376,023
Hardware and other	14,040	13,788	49,678	44,498
Total revenue	141,435	130,403	556,371	492,104
Costs and expenses:
Cost of license	2,590	1,970	9,938	7,110
Cost of services	46,419	45,534	184,349	169,140
Cost of hardware and other	11,322	11,088	41,141	36,328
Research and development	13,457	13,047	53,859	48,953
Sales and marketing	13,975	16,273	48,615	52,617
General and administrative	12,036	11,694	49,259	44,455
Depreciation and amortization	2,108	1,725	7,764	6,377
Total costs and expenses	101,907	101,331	394,925	364,980
Operating income	39,528	29,072	161,446	127,124
Other income, net	170	850	1,395	874
Income before income taxes	39,698	29,922	162,841	127,998
Income tax provision	13,328	9,568	59,366	45,998
Net income	$26,370	$20,354	$103,475	$82,000

Basic earnings per share	$0.36	$0.27	$1.41	$1.09
Diluted earnings per share	$0.36	$0.27	$1.40	$1.08

Weighted average number of shares:
Basic	72,929	74,223	73,443	74,995
Diluted	73,555	75,034	74,038	75,841

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Operating income	$39,528	$29,072	$161,446	$127,124
Equity-based compensation (a)	3,441	2,704	14,528	9,671
Purchase amortization (b)	107	106	432	165
Adjusted operating income (Non-GAAP)	$43,076	$31,882	$176,406	$136,960

Income tax provision	$13,328	$9,568	$59,366	$45,998
Equity-based compensation (a)	1,216	989	5,385	3,574
Purchase amortization (b)	38	39	160	61
Adjusted income tax provision (Non-GAAP)	$14,582	$10,596	$64,911	$49,633

Net income	$26,370	$20,354	$103,475	$82,000
Equity-based compensation (a)	2,225	1,715	9,143	6,097
Purchase amortization (b)	69	67	272	104
Adjusted net income (Non-GAAP)	$28,664	$22,136	$112,890	$88,201

Diluted EPS	$0.36	$0.27	$1.40	$1.08
Equity-based compensation (a)	0.03	0.02	0.12	0.08
Purchase amortization (b)	-	-	-	-
Adjusted diluted EPS (Non-GAAP)	$0.39	$0.30	$1.52	$1.16

Fully diluted shares	73,555	75,034	74,038	75,841

(a)

Adjusted results exclude all equity-based compensation, to facilitate comparison with our competitors and peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three and twelve months ended December 31, 2015 and 2014:

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014

Cost of services	$524	$551	$2,548	$1,839
Research and development	625	408	2,128	1,541
Sales and marketing	850	469	2,577	1,563
General and administrative	1,442	1,276	7,275	4,728
Total equity-based compensation	$3,441	$2,704	$14,528	$9,671

(b)

Adjustments represent purchased intangibles amortization from prior acquisition. Such amortization is excluded from adjusted results to facilitate comparison with our competitors and peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	December 31, 2015	December 31, 2014

ASSETS
Current Assets:
Cash and cash equivalents	$118,416	$115,708
Short-term investments	10,344	8,730
Accounts receivable, net of allowance of $7,031 and $4,164 in 2015 and 2014, respectively	97,379	86,828
Deferred income taxes	10,231	9,900
Prepaid expenses and other current assets	10,772	8,695
Total current assets	247,142	229,861

Property and equipment, net	21,176	17,265
Goodwill, net	62,233	62,250
Deferred income taxes	86	270
Other assets	7,275	8,524
Total assets	$337,912	$318,170

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$11,219	$12,483
Accrued compensation and benefits	29,284	30,889
Accrued and other liabilities	13,853	12,501
Deferred revenue	68,757	58,968
Income taxes payable	4,072	7,974
Total current liabilities	127,185	122,815

Other non-current liabilities	15,235	13,332

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2015 and 2014	-	-
Common stock, $.01 par value; 200,000,000 shares authorized; 72,766,383 and 74,104,064 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively	728	741
Retained earnings	207,070	191,305
Accumulated other comprehensive loss	(12,306)	(10,023)
Total shareholders' equity	195,492	182,023
Total liabilities and shareholders' equity	$337,912	$318,170

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2015	2014

Operating activities:
Net income	$103,475	$82,000
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,764	6,377
Equity-based compensation	14,528	9,671
Gain on disposal of equipment	(30)	(13)
Tax benefit of stock awards exercised/vested	9,170	8,640
Excess tax benefits from equity-based compensation	(9,147)	(8,562)
Deferred income taxes	1,532	(1,705)
Unrealized foreign currency loss (gain)	49	(624)
Changes in operating assets and liabilities:
Accounts receivable, net	(12,223)	(16,758)
Other assets	(1,427)	(5,198)
Accounts payable, accrued and other liabilities	(1,592)	13,519
Income taxes	(2,271)	338
Deferred revenue	10,325	6,477
Net cash provided by operating activities	120,153	94,162

Investing activities:
Purchases of property and equipment	(11,492)	(9,415)
Net purchases of short-term investments	(2,051)	(479)
Payment in connection with acquisition	-	(2,773)
Net cash used in investing activities	(13,543)	(12,667)

Financing activities:
Purchase of common stock	(112,138)	(99,204)
Proceeds from issuance of common stock from options exercised	717	1,571
Excess tax benefits from equity-based compensation	9,147	8,562
Net cash used in financing activities	(102,274)	(89,071)

Foreign currency impact on cash	(1,628)	(1,091)

Net change in cash and cash equivalents	2,708	(8,667)
Cash and cash equivalents at beginning of period	115,708	124,375
Cash and cash equivalents at end of period	$118,416	$115,708

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
GAAP Diluted EPS	$0.24	$0.27	$0.30	$0.27	$1.08	$0.31	$0.35	$0.38	$0.36	$1.40
Adjustments to GAAP:
Equity-based compensation	0.02	0.02	0.02	0.02	0.08	0.03	0.02	0.05	0.03	0.12
Purchase amortization	-	-	-	-	-	-	-	-	-	-
Adjusted Diluted EPS	$0.26	$0.29	$0.32	$0.30	$1.16	$0.34	$0.37	$0.42	$0.39	$1.52
Fully Diluted Shares	76,795	76,037	75,466	75,034	75,841	74,607	74,126	73,761	73,555	74,038
2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Revenue:
Americas	$91,355	$98,633	$103,419	$108,557	$401,964	$109,959	$117,154	$120,118	$117,245	$464,476
EMEA	15,679	15,911	14,253	15,012	60,855	18,305	17,175	16,829	17,767	70,076
APAC	6,529	7,986	7,936	6,834	29,285	5,259	4,780	5,357	6,423	21,819
	$113,563	$122,530	$125,608	$130,403	$492,104	$133,523	$139,109	$142,304	$141,435	$556,371

GAAP Operating Income:
Americas	$24,133	$25,127	$28,750	$23,926	$101,936	$30,182	$36,214	$36,407	$31,020	$133,823
EMEA	4,058	4,239	3,617	3,399	15,313	5,522	4,516	5,909	6,363	22,310
APAC	1,860	3,134	3,134	1,747	9,875	1,160	644	1,364	2,145	5,313
	$30,051	$32,500	$35,501	$29,072	$127,124	$36,864	$41,374	$43,680	$39,528	$161,446

Adjustments (pre-tax):
Americas:
Equity-based compensation	$2,274	$2,396	$2,297	$2,704	$9,671	$3,078	$2,661	$5,348	$3,441	$14,528
Purchase amortization	1	-	58	106	165	106	106	113	107	432
	$2,275	$2,396	$2,355	$2,810	$9,836	$3,184	$2,767	$5,461	$3,548	$14,960

Adjusted non-GAAP Operating Income:
Americas	$26,408	$27,523	$31,105	$26,736	$111,772	$33,366	$38,981	$41,868	$34,568	$148,783
EMEA	4,058	4,239	3,617	3,399	15,313	5,522	4,516	5,909	6,363	22,310
APAC	1,860	3,134	3,134	1,747	9,875	1,160	644	1,364	2,145	5,313
	$32,326	$34,896	$37,856	$31,882	$136,960	$40,048	$44,141	$49,141	$43,076	$176,406

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Professional services	$59,422	$65,702	$69,398	$65,536	$260,058	$72,659	$76,548	$80,994	$74,423	$304,624
Customer support and software enhancements	27,491	27,817	29,120	31,537	115,965	28,544	30,796	31,555	32,559	123,454
Total services revenue	$86,913	$93,519	$98,518	$97,073	$376,023	$101,203	$107,344	$112,549	$106,982	$428,078
4.	Hardware and other revenue includes the following items (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Hardware revenue	$5,946	$6,114	$4,707	$8,856	$25,623	$7,730	$7,080	$5,462	$9,243	$29,515
Billed travel	3,597	4,908	5,438	4,932	18,875	5,276	4,927	5,163	4,797	20,163
Total hardware and other revenue	$9,543	$11,022	$10,145	$13,788	$44,498	$13,006	$12,007	$10,625	$14,040	$49,678
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Revenue	$202	$696	$479	$(1,397)	$(20)	$(3,426)	$(3,599)	$(3,421)	$(2,263)	$(12,709)
Costs and expenses	(713)	73	522	(1,097)	(1,215)	(2,546)	(3,201)	(2,820)	(2,058)	(10,625)
Operating income	915	623	(43)	(300)	1,195	(880)	(398)	(601)	(205)	(2,084)
Foreign currency (losses) gains in other income	(516)	12	(415)	491	(428)	(86)	(4)	213	(199)	(76)
	$399	$635	$(458)	$191	$767	$(966)	$(402)	$(388)	$(404)	$(2,160)

Manhattan Associates has a large research and development center in Bangalore, India.  The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating income	$898	$505	$(171)	$24	$1,256	$72	$468	$571	$492	$1,603
Foreign currency (losses) gains in other income	(141)	(129)	191	342	263	45	182	423	2	652
Total impact of changes in the Indian Rupee	$757	$376	$20	$366	$1,519	$117	$650	$994	$494	$2,255

6.	Other (loss) income includes the following components (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Interest income	$267	$302	$349	$350	$1,268	$324	$335	$336	$336	$1,331
Foreign currency (losses) gains	(516)	12	(415)	491	(428)	(86)	(4)	213	(199)	(76)
Other non-operating income (expense)	16	(2)	11	9	34	24	28	55	33	140
Total other (loss) income	$(233)	$312	$(55)	$850	$874	$262	$359	$604	$170	$1,395
7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Total equity-based compensation - restricted stock	$2,274	$2,396	$2,297	$2,704	$9,671	$3,078	$2,661	$5,348	$3,441	$14,528
Income tax provision	844	889	852	989	3,574	1,154	1,004	2,011	1,216	5,385
Net income	$1,430	$1,507	$1,445	$1,715	$6,097	$1,924	$1,657	$3,337	$2,225	$9,143
Diluted earnings per share - restricted stock	$0.02	$0.02	$0.02	$0.02	$0.08	$0.03	$0.02	$0.05	$0.03	$0.12
8.	Capital expenditures are as follows (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Capital expenditures	$1,156	$2,424	$3,096	$2,739	$9,415	$3,098	$2,671	$3,850	$1,873	$11,492
9.	Stock Repurchase Activity (in thousands):

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Shares purchased under publicly-announced buy-back program	695	782	504	639	2,620	524	458	399	340	1,721
Shares withheld for taxes due upon vesting of restricted stock	235	1	10	3	249	212	2	9	3	226
Total shares purchased	930	783	514	642	2,869	736	460	408	343	1,947

Total cash paid for shares purchased under publicly- announced buy-back program	$25,459	$25,090	$15,112	$25,422	$91,083	$26,306	$25,214	$25,001	$25,078	$101,599
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	7,720	36	289	76	8,121	9,727	83	508	221	10,539
Total cash paid for shares repurchased	$33,179	$25,126	$15,401	$25,498	$99,204	$36,033	$25,297	$25,509	$25,299	$112,138